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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported):  March 29, 2001

                           CALIFORNIA AMPLIFIER, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-12182                95-3647070
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or organization)                           Identification Number)


460 Calle San Pablo                                               93012
Camarillo, California
(Address of principal executive offices)                        (Zip Code)


                                 (805) 987-9000
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS

         On March 29, 2001, the Registrant issued a press release attached as
Exhibit 20.1 to this Form 8-K announcing an internal financial investigation into certain alleged accounting irregularities. Following the announcement, NASDAQ suspended trading in the Registrant's Common Stock pending delivery of certain requested information to NASDAQ.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CALIFORNIA AMPLIFIER, INC.


March 30, 2001                              By: /s/ MICHAEL R. FERRON
                                                ---------------------
(Date)                                          Michael R. Ferron
                                                Vice President, Finance and
                                                Chief Accounting Officer


Exhibit Number     Description of Exhibit          Method of Filing

20.1               Press Release of California     Filed electronically herewith
                   Amplifier, Inc. dated
                   March 29, 2001


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